Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.2693%



        Excess Protection Level
          3 Month Average   7.53%
          June, 2001   7.11%
          May, 2001   7.84%
          April, 2001   7.65%


        Cash Yield                                  18.98%


        Investor Charge Offs                         5.67%


        Base Rate                                    6.20%


        Over 30 Day Delinquency                      4.78%


        Seller's Interest                            8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $4,631,211,247.25